Case Number:	B-05-28174-PHX-CGC

CURRENT MONTH"S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				Total
	Pre Petition Cash Acct	Operating # 712329825	Payroll #	Tax #	
Balance at Beginning of Period	278.87	68.72			347.61
RECEIPTS					
Cash Sales		884.30			884.30
Accounts Rceivable - Prepetition		26,975.00			26,975.00
Accounts Rceivable - Postpetition					
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Other (attach list)	.34	279.23			279.57
TOTAL RECEIPTS	.34	28,138.53			28,138.87
DISBURSEMENTS					
Business - Ordinary Operations		6,780.86			6,780.86
Capitol Improvements					
Pre-Petition Debt					
Transfers to Other DIP Accounts					
Other (attach list)	279.23				279.23
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee					
Court Costs					
TOTAL DISMBURSEMENTS	279.23	6780.86			7,060.09
Balance at End of Month	-0-	21,426.39			21,426.39

Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	7,060.39
Less: Transfers to Other DIP Accounts	-0-
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	-0-
Total Disbursements for Calculating Quarterly Fees	7,060.39

Case Number B-05-28174-PHX-CGC

INCOME STATEMENT

(Accrual Basis)

See Attached

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue			
Less: Returns & Discounts			
Net Revenue			
COST OF GOODS SOLD			
Material			
Direct Labor			
Direct Overhead (attach detail)			
Total Cost of Goods Sold			
GROSS PROFIT			
OPERATING EXPENSES			
Officer/Insider Compensation			
Selling & Marketing (attach detail)			
General & Administrative (attach detail)			
Other Expenses (attach detail)			
Total Operating Expenses			
Income Before Non-operating Income and Expense			
OTHER INCOME & EXPENSE			
Other Income (attach list)			
Other Expense (attach list)			
Interest Expense			
Depreciation/Depletion			
Amortization			
Net Other Income & Expense			
Income Before Reorganization Expense			
REORGANIZATION EXPENSES			
Professional Fees			
U.S. Trustee Fees			
Other (attach list)			
Total Reorganization Expenses			
Income Tax			
NET PROFIT OR (LOSS)			

Desert Health, Inc.
Income Statement

	February 10 - 28, 2006	March 2006	February 10, 2006 through March 31, 2006
Ordinary Income/Expense			
Income			
Sales	-	1,224.30	1,224.30
Sales Discount	-	-	-
Total Income	-	1,224.30	1,224.30
Cost of Goods Sold			
Cost of Goods Sold	-	-	-
Royalties	-	-	-
Total COGS	-	-	-
Gross Profit	-	1,224.30	1,224.30
Expense			
Merchant account expense	-	-	-
Charges	89.00	64.00	153.00
Contract Labor	2,710.00	2,550.00	5,260.00
Deprec Exp	482.97	788.01	1,270.98
DHPI ~~Europe~~ China Office Expense	-	1,500.00	1,500.00
Misc Exp	500.00	344.93	844.93
Off Supp	-	206.94	206.94
Payroll Expenses	-	8,100.00	8,100.00
Payroll Taxes	-	820.53	820.53
Postage	-	28.32	28.32
Printing	-	236.74	236.74
Prof Fee	29,294.10	4,032.00	33,326.10
Rent	-	2,248.20	2,248.20
Repairs	-	569.45	569.45
Shipping	13.39	82.33	95.72
T&E	-	-	-
Taxes	-	100.00	100.00
Telephone	1,020.93	1,623.59	2,644.52
Util	(310.93)	1,530.73	1,219.80
Total Expense	33,799.46	24,825.77	58,625.23
Net Ordinary Income	(33,799.46)	(23,601.47)	(57,400.93)
Other Income/Expense			
Other Inc	0.72	0.34	1.06
Total Other Income	0.72	0.34	1.06
Other Expense			
Int Exp	-	0.01	0.01
Reorganization - Bankruptcy	-	780.00	780.00
Reorganization - Compensation	-	171,884.00	171,884.00
Reorganization - Legal Fees	-	55,450.88	55,450.88
Total Other Expense	-	228,114.89	228,114.89
Net Other Income	0.72	(228,114.55)	(228,113.83)
Net Loss	(33,798.74)	(251,716.02)	(285,514.76)

Case Number B-05-28174-PHX-CGC

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

ASSETS	SCHEDULE AMOUNT[1]	CURRENT MONTH	PRIOR MONTH
Unrestricted Cash		21,426.39	347.61
Restricted Cash			
Total Cash	350.00	21,426.39	347.61
Accounts Receivable (net)	47,642.00	1,350.24	25,584.25
Inventory	100,000.00		
Notes Receivable	211,145.00		
Prepaid Expenses			
Other (attach list)			
Total Current Assets			
Property, Plant & Equipment	10,000.00	88,605.02	88,605.02
Less: Accumulated Depreciation		< 80,995.66 >	< 80,207.65 >
Net Property, Plant & Equip.		7,609.36	8,397.37
Due From Insider(s)			
Other Assets - net (attach list)			
Other (attach list)			
TOTAL ASSETS		30,385.99	34,329.23
POST-PETITION LIABILITIES			
Accounts Payable		6,471.59	2,534.72
Taxes Payable			
Notes Payable			
Professional Fees		75,450.88	20,000.00
Secured Debt			
Other (attach list)		25,434.53	11,359.47
Total Post-Petition Liabilities		107,357.00	33,894.21
PRE-PETITION LIABILITIES			
Secured Debt	850,546.09	995,387.02	995,387.02
Priority Debt	604.46	175.29	175.29
Unsecured Debt	2,216,816.33	4,956,999.97	4,954,573.98
Other (attach list)			
Total Pre-Petition Liabilities		5,952,562.28	5,950,136.29
TOTAL LIABILITIES		6,059,919.28	5,984,030.50
EQUITY			
Pre-petition Owner's Equity		<5,915,902.53>	<5,915,902.53>
Post-Petition Cumulative Profit/Loss		< 285,514.76 >	< 33,798.74 >
Direct Charges to Equity (explain) ✱		171,884.00	
Total Equity		<6,029,533.29>	<5,949,701.27>
TOTAL LIABILITIES & OWNER'S EQUITY		30,385.99	34,329.23

[1] This column should reflect the information provided in Schedules A, B, C, D, E, and F filed with the Court

✱ stock options granted to David Stewart – per employment agreement

Desert Health
Postpetition Payables (Other)
As of March 31, 2006

Accrued Payroll and Payroll Taxes for April	8,920.53	8,920.53	0.00
Accrued Compensatoin - Johnny Shannon	12,514.00	4,032.00	8,482.00
Accrued Contract Labor - Georgia Aadland	4,000.00	1,290.00	2,710.00
	25,434.53	14,242.53	11,192.00

Case Number B-05-28174-PHX-CGC

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	17,469.73	610.00	740.24	16,119.49
Less Amount Considered Uncollectible	16,119.49	-0-	-0-	16,119.49
Net Accounts Receivable	1,350.24	610.00	740.24	-0-

DUE FROM INSIDER	
Schedule Amount	
Plus: Amount Loaned Since Filing Date	
Less: Amount Collected Since Filing Date	
Less: Amount Considered Uncollectible	
Net Due From Insiders	

INVENTORY	
Beginning Inventory	
Plus: Purchases	
Less: Cost of Goods Sold	
Ending Inventory	

Date Last Inventory was taken: ______________________

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property				
Buildings				
Accumulated Depreciation				
Net Buildings				
Equipment	10,000	-0-	-0-	88,605.02
Accumulated Depreciation		-0-	-0-	<80,995.66>
Net Equipment		-0-	-0-	7,609.36
Autos/Vehicles				
Accumulated Depreciation				
Net Autos/Vehicles				

Provide a description of fixed assets added or deleted during the reporting period. Include the date of Court order.

____

____

____

Case Number: B-05-28174-PHX-CGC

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	6,471.59	3,769.38	2,702.21	-0-	-0-
Taxes Payable					
Notes Payable					
Professional Fees Payable	75,450.88	55,450.88	20,000.00	-0-	-0-
Secured Debt					
Other (attach list)	25,434.53	14,242.53	11,192.00	-0-	-0-
Total Post-Petition Liabilities	107,357.00	73,462.79	33,894.21	-0-	-0-

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Total Payments to Insiders			

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Total Payments to Proffessionals				

Desert Health
Postpetition Payables
As of March 31, 2006

Account	Type	Date	Num	Name	
Trade Payables	General Journal	02/11/2006	4-106	APS-950555280	move 2/2 pa
Trade Payables	Bill	03/03/2006		APS-950555280	
Trade Payables	Bill	03/09/2006		APS-950555280	
Trade Payables	Bill	02/18/2006	Feb-post petition	AT&T	030 344 843
Trade Payables	Bill	03/18/2006	March	AT&T	030 344 843
Trade Payables	Bill	02/21/2006	1.26.06-2.20.06	CITY OF SCOTTSDALE	200778930
Trade Payables	Bill	03/20/2006	2/20/06-3/17/06	CITY OF SCOTTSDALE	200778930
Trade Payables	Bill	02/10/2006	1000009245	Collins, May, Potenza, Baran & Gillespie,	dhpi v gh as
Trade Payables	Bill	02/28/2006	10210-19747	Five Star Courier	Acct # 1509
Trade Payables	Bill	03/29/2006	2414	Hawk Heating & Air Conditioning	
Trade Payables	Bill	02/22/2006		Qwest	480.951.744
Trade Payables	Bill	03/22/2006		Qwest	480.951.744
Trade Payables	Bill	02/23/2006	281	Shannon, John	Inv. Legal P
Trade Payables	Bill	03/07/2006		Sprint	
Trade Payables	General Journal	02/17/2006	4-95	Sprint Broadband	pd by js fbo
Trade Payables	Bill	03/07/2006	3.7.06-4.8.06	Sprint Broadband	
Trade Payables	Bill	03/29/2006	1-32649	Vintage Filings LLC	
Trade Payables					
Trade Payables	Transferred to Accrued Liabilities				
Compensation Due - GA	General Journal	02/28/2006	0601-34		Feb 10th thr
Compensation Due - GA	General Journal	03/10/2006	0601-35		Mar 1 throug
Compensation Due - JS	General Journal	02/28/2006	0601-30		Feb Accrual
Compensation Due - JS	General Journal	03/10/2006	0601-31		March 1 to M
Payroll	General Journal	03/31/2006	0601-37		Accrue 4/3 p
Payroll Taxes	General Journal	03/31/2006	0601-36		Accrual 4/3 p
Trade Payables	Bill	03/25/2006	BK	Carmichael & Powell	Acct # 2500
Accrual - Legal Fees	General Journal	02/28/2006	0601-46		Accrual for le
Accrual - Legal Fees	General Journal	03/31/2006	0601-47		Accrue legal
					Total Postpet

Case Number: B-05-28174-PHX-CGC

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		✓
Are any post-petition receivables (accounts, notes or loans) due from related parties?		✓
Are any wages past due?		✓
Are any U. S. Trustee quarterly fees delinquent?		✓

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Current number of employees: 4

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
Auto-Owners - Policy #pending	Commercial pkg. policy	5/24/06 - 5/24/07	$ 1300.05 - Down $ 933.95 - in 6 mos.
D+O - pending - reorganization plan - application done			
pd of $12,500 - submitted			

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

Identify any matters that are delaying the filing of a plan of reorganization:

Case Number: B-05-28174-PHX-CGC

DISBURSEMENT DETAIL

See Attached

Month: March 2006

Account # 712329825

Bank Name Chase

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash Disbursements	

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	

DESERT HEALTH PRODUCTS, INC.

	Month	Cat			Type	Date	Num	Name	Memo	Split	Amount
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/08/2006	1005	Arizona Dept of Revenue	filing fee for12.31.03	Taxes	-60.00
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/08/2006	1006	Arizona Dept of Revenue	filing fee for12.31.04	Taxes	-50.00
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/16/2006	W Tr	Zhong Jie		DHPI Europe Office Expense	-1,500.00
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/16/2006	Bnk Chg		outgoing foreign wire fee	Bank	-20.00
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/16/2006	Bnk Chg		incoming domestic wire fee	Bank	-12.00
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/17/2006	1001	Egger, Rebecca		Egger,Rebecca	-1,036.00
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/20/2006	Bnk Chg		official checks chg	Bank	-7.00
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/20/2006	1003		VOID:	Misc Exp	0.00
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/20/2006	1004	Five Star Courier	deliv of cash ck to don powell for delivery to us	Shipping	-28.33
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/21/2006	1007	Staples		Off Supp	-37.08
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/21/2006	1008	Automatic Data Processing-ADP Proxy Servi	for mailing to 'street' shareholders notifying cre	Misc Exp	-210.93
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/21/2006	1009		VOID:	Misc Exp	0.00
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/22/2006	1010	Staples	copies for mailing by adp proxy svcs	Off Supp	-51.38
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/22/2006	1011	Staples	pad for easle stand	Off Supp	-36.84
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/22/2006	1012	Federal Express	copies for adp proxy svcs to mail to shareholde	Shipping	-64.00
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/24/2006	1013	U S Postmaster		Postage	-28.32
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/28/2006	1014	Discount Package Supply	pallet wrapping tape- inv. # 103875	Off Supp	-76.84
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/29/2006	1015	Renprint Inc.	bus cards-david stewart-sales order 104787	Printing	-236.74
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/29/2006	pyt by ph	Enhanced Communications Group	conf # 1081913978	Telephone	-47.79
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/29/2006	1017	Kathleen Corum Trust No. 1		Rent	-2,248.20
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Check	03/29/2006	1018		VOID:	Misc Exp	0.00
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	03/30/2006	1018	CalAtlantic	VOID:	Payables	0.00
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	03/30/2006	1019	CalAtlantic		Payables	-40.61
Chase Bank (DIP)	Mar-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	03/31/2006	1020	Peterson, Steve		Payables	-225.00
Chase Bank (DIP)	Mar-06	17	Disbursements	Court Costs	Check	03/29/2006	1002	Trustee US Bankruptcy Court	fees for conversion from chapter 7 to 11	Bankrupty Fees	-780.00
										Total Disb	-6,780.88
Wachovia Securities	Mar-06	12	Disbursements	Other (Attach list)	Transfer	03/16/2006			Funds Transfer-Wach ck # 680-08515 to close Chase Bank (DIP)		-279.23
											-279.23